UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 12, 2008

WORKSTREAM INC.

(Exact Name of Registrant as Specified in Charter)

CANADA	001-15503	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA K2K-3G1

(Address of Principal Executive Offices) (Zip Code)

(613) 270 0619

 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 19, 2008, Workstream Inc. (the “Company”) filed a Current Report on Form 8-K regarding its entering into an Agreement and Plan of Merger with Workstream Merger Sub Inc., Empagio Acquisition LLC and SMB Capital Corporation (the “Merger Agreement”). Included as Exhibit 2.1 to such Current Report on Form 8-K was a copy of the Merger Agreement, which inadvertently made reference to RSM McGladrey instead of McGladrey & Pullen, LLP. Attached as Exhibit 2.1 hereto is a corrected version of such exhibit.

Important Merger Information

In connection with the proposed Merger, the Company intends to file a proxy statement and other relevant materials with the SEC. Before making any voting decision with respect to the proposed merger, stockholders of the Company are urged to read all relevant documents filed with the SEC when they become available, including the proxy statement, because they will contain important information about the proposed transaction, the Company and Empagio. A definitive proxy statement will be sent to holders of Company common stock seeking their approval of the proposed transaction.

Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov. In addition, the Company’s stockholders may obtain free copies of the documents filed with the SEC when available by contacting Tammie Brown at tammie.brown@workstreaminc.com or at (407) 475-5500. You may also read and copy any reports, statements and other information filed by the Company with the SEC at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

The Company and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from stockholders in respect of the proposed transaction. Information regarding the directors and executive officers of the Company is available in the 2007 Annual Report on Form 10-K, filed with the SEC on August 24, 2007, and the proxy statement for the Company’s 2007 annual and special meeting of shareholders, filed with the SEC on October 19, 2007. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1 Merger Agreement dated as of February 12, 2008 by and among Workstream Inc., Workstream Merger Sub Inc., Empagio Acquisition LLC and SMB Capital Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKSTREAM INC.

Dated: February 22, 2008	By:	/s/ Deepak Gupta
Name: Deepak Gupta
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Merger Agreement dated as of February 12, 2008 by and among Workstream Inc., Workstream Merger Sub Inc., Empagio Acquisition LLC and SMB Capital Corporation.